                                                                    EXHIBIT 99.1

FOR IMMEDIATE RELEASE                For Further Information Contact:
                                     Erin Jones, Public Relations Director
                                     (805) 783-4528
                                     erin.jones@seagatesoftware.com
                                     SEAGATE SOFTWARE, INC.

                                     Marge Duncan, Director, Investor Relations
                                     (650) 526-2508
                                     marge@veritas.com
                                     VERITAS Software

                                     Bill Rowley, Director of Investor Relations
                                     (831) 439-2371
                                     bill_rowley@notes.seagate.com
                                     SEAGATE TECHNOLOGY

       SEAGATE SOFTWARE AND VERITAS SOFTWARE RELEASE SCHEDULE OF PRO FORMA
                UNAUDITED QUARTERLY STATEMENTS OF OPERATIONS FOR
              SEAGATE SOFTWARE NETWORK AND STORAGE MANAGEMENT GROUP

SCOTTS VALLEY, CALIF. AND MOUNTAIN VIEW, CALIF. -- APRIL 27, 1999 -- The Network and Storage Management Group (NSMG) of Seagate(R) Software, Inc., a majority-owned subsidiary of Seagate Technology Inc. (NYSE:SEG), and VERITAS(R) Software Corporation (NASDAQ:VRTS), the leading provider of end-to-end storage management software solutions, today released the attached schedule of pro forma unaudited quarterly statements of operations for Seagate Software NSMG for two calendar years ending January 1, 1999 and January 2, 1998.

This announcement follows the April 26, 1999 news release that VERITAS(R) Software Corporation and Seagate Software NSMG have scheduled a stockholder meeting date of May 27, 1999 for the proposed merger of the two companies.

ABOUT SEAGATE SOFTWARE

Seagate Software, a subsidiary of Seagate Technology, Inc., develops tools and applications for Enterprise Information Management (EIM); the solution for the growing need of corporations for superior information delivery, analysis and availability. Seagate Software's diverse technology and breadth of leading products -- including the award-winning Seagate Backup Exec, Seagate Crystal Reports, Seagate Desktop Management Suite, Seagate Holos, Seagate Info, Seagate Manage Exec and Seagate WinINSTALL -- make it uniquely qualified to deliver EIM with an integrated infrastructure. Seagate Software has established strategic relationships with Compaq, Hewlett-Packard Company, IBM, Informix, Microsoft, Netscape, Novell, Oracle, PeopleSoft and other industry leaders, and markets its products worldwide, through distributors, value-added resellers, systems integrators, retailers, and OEMs. Seagate Software's home page address on the World Wide Web is http://www.seagatesoftware.com.

ABOUT SEAGATE TECHNOLOGY, INC.

Seagate Technology, Inc. (NYSE:SEG) is a leading provider of technology and products enabling people to store, access, and manage information. The Company is committed to providing best-in-class products to help people get information when, where and how they want it. Seagate is the world's largest manufacturer of disc drives, magnetic discs and read-write heads, an innovator in tape drives, and a leading developer of Enterprise Information Management software. Seagate can be found around the globe at http://www.seagate.com. For automated news, stock and financial information by phone, dial toll-free 877-SEG-NYSE. Outside the U.S. and Canada, dial 760-704-4368.

ABOUT VERITAS

VERITAS Software Corporation designs, develops and markets enterprise storage management and high availability software products that manage both online and offline data for business-critical computing systems. The Company's products are designed to improve system



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performance, availability and manageability while reducing the cost of administration. VERITAS products are delivered through a worldwide direct sales force and a network of resellers and OEM partners in North America, Europe, Asia-Pacific and Japan. The company's corporate headquarters is located at 1600 Plymouth Street, Mountain View, CA 94043. Telephone 650-335-8000. Fax 650-335-8050. email vx-sales@veritas.com. WWW site: http://www.veritas.com/.

                                      ###

This press release may include estimates and forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and 21E of the Securities and Exchange Act of 1934. These forward-looking statements involve a number of risks and uncertainties, including the timely development and market acceptance of products and VERITAS' ability to appropriately distribute its products, that could cause actual results that the Company achieves to differ materially from such forward-looking statements. For more information regarding potential risks see the "Risk Factors" section of our most recent reports on Form 10-K and Form 10-Q on file with the SEC.

NOTE: The "S" logo and Seagate Technology are registered trademarks of Seagate Technology, Inc. Seagate Software, Seagate Backup Exec, Seagate Backup Exec Shared Storage Option, Seagate Crystal Reports, Seagate Desktop Management Suite, Seagate Holos, Seagate Info, Seagate Intelligent Disaster Recovery, Seagate Manage Exec and Seagate WinINSTALL are either a registered trademark or trademark of Seagate Software, Inc. or one of its subsidiaries. Seagate is a registered trademark of both Seagate Technology and Seagate Software. All other trademarks or registered trademarks are the property of their respective owners.

VERITAS is a registered trademark of VERITAS Software Corporation in the US and other countries. The VERITAS logo is a trademark of VERITAS Software Corporation in the US and other countries.



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                              SEAGATE SOFTWARE NSMG
                       PRO FORMA STATEMENTS OF OPERATIONS
                       FOUR QUARTERS ENDED JANUARY 1, 1999
                                   (UNAUDITED)

                                                                                                                  Four Quarters
                                                                        Three Months Ended                             Ended
                                                     April 3,         July 3,         Oct. 2,         Jan. 1,         Jan. 1,
                                                       1998            1998            1998            1999            1999
                                                     --------        --------        --------        --------     -------------
Revenue
     Backup Exec for NT license                      $ 31,186        $ 25,699        $ 32,901        $ 42,799        $132,585
     Other product
     license/support/maintenance                       17,040          17,808          15,632          16,068          66,548
                                                     --------        --------        --------        --------        --------
               Total revenue                         $ 48,226        $ 43,507        $ 48,533        $ 58,867        $199,133

Cost of revenue                                         4,904           4,169           4,366           4,244          17,683
                                                     --------        --------        --------        --------        --------

Gross Profit                                           43,322          39,338          44,167          54,623         181,450

Operating expenses
     Sales and marketing                               17,981          16,949          18,960          22,015          75,905
     Research and development                           8,112           7,662           8,839           9,064          33,677
     General and administrative                         5,510           5,165           5,422           5,024          21,121
                                                     --------        --------        --------        --------        --------
               Total operating expenses                31,603          29,776          33,221          36,103         130,703

Income/(loss) from operations before
     in-process research and development,
     amortization of goodwill and intangibles,
                                                     --------        --------        --------        --------        --------
     restructuring and unusual items                   11,719           9,562          10,946          18,520          50,747
                                                     --------        --------        --------        --------        --------

     In-process research and development                   --           6,800              --              --           6,800
     Amortization of goodwill and intangibles           2,648           2,580           2,601           2,551          10,380
     Restructuring costs                                   --              --              --              --              --
     Unusual items - writeoff
     goodwill/intangibles                                                                                                  --
     Unusual items - writeoff of inventory              1,200                                                           1,200
                                                     --------        --------        --------        --------        --------
Income/(loss) from operations                        $  7,871        $    182        $  8,345        $ 15,969        $ 32,367
                                                     ========        ========        ========        ========        ========



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

                              SEAGATE SOFTWARE NSMG
                       PRO FORMA STATEMENTS OF OPERATIONS
                       FOUR QUARTERS ENDED JANUARY 2, 1998
                                   (UNAUDITED)

                                                                                                                Four Quarters
                                                                       Three Months Ended                           Ended
                                                     Mar. 28,        June 28,       Oct. 3,          Jan. 2,       Jan. 2,
                                                      1997             1997           1997             1998          1998
                                                    ---------       ---------       ---------       ---------   --------------
Revenue
     Backup Exec for NT license                     $  16,333       $  18,570       $  23,184       $  28,537      $  86,624
     Other product
     license/support/maintenance                       17,787          16,493          16,013          15,579         65,872
                                                    ---------       ---------       ---------       ---------      ---------
               Total revenue                        $  34,120       $  35,063       $  39,197       $  44,116      $ 152,496

Cost of revenue                                         5,458           5,496           6,291           5,109         22,354
                                                    ---------       ---------       ---------       ---------      ---------

Gross Profit                                           28,662          29,567          32,906          39,007        130,142

Operating expenses
     Sales and marketing                               17,110          17,653          15,993          17,391         68,147
     Research and development                           8,189           8,723           8,005           7,898         32,815
     General and administrative                         7,859           6,508           6,016           5,563         25,946
                                                    ---------       ---------       ---------       ---------      ---------
               Total operating expenses                33,158          32,884          30,014          30,852        126,908

Income/(loss) from operations before
     in-process research and development,
     amortization of goodwill and intangibles,
                                                    ---------       ---------       ---------       ---------      ---------
     restructuring and unusual items                   (4,496)         (3,317)          2,892           8,155          3,234
                                                    ---------       ---------       ---------       ---------      ---------

     In-process research and development                   --              --              --              --             --
     Amortization of goodwill and intangibles           3,606           3,127           3,058           3,050         12,808
     Restructuring costs                                   --           2,524              --              --          2,524
     Unusual items - writeoff
     goodwill/intangibles                              11,004              --                           1,900         12,937
     Unusual items - writeoff of inventory                                              1,312             350          1,662
                                                    ---------       ---------       ---------       ---------      ---------
Income/(loss) from operations                       ($ 19,105)      ($  8,968)      ($  1,478)      $   2,855      ($ 26,696)
                                                    =========       =========       =========       =========      =========

SOURCE: Seagate Software




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